UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 28, 2020

FREEDOM HOLDING CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33034	30-0233726
(State or other jurisdiction of incorporation)	Commission File Number)	(IRS Employer Identification No.)

77/7 Al Farabi Ave., “Esentai Tower” BC, Floor 7, Almaty, Kazakhstan 050040
(Address of principal executive offices) (Zip Code)

+7 727 311 10 64
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered under Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	FRHC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On December 28, 2020 (“Closing Date”) Freedom Finance, JSC, (“Buyer”) a wholly owned subsidiary of Freedom Holding Corp. (“FRHC”) completed the acquisition of all of the issued and outstanding ordinary shares Bank Kassa Nova JSC, a joint stock company incorporated in the Republic of Kazakhstan (“Bank”) from ForteBank JSC, a joint stock company incorporated in the Republic of Kazakhstan, (“ForteBank”) and all of the issued and outstanding preferred shares of the Bank from Mr. Bulat Zhamitovich Utemuratov (“Utemuratov”). As a condition to closing the acquisition of the preferred shares, FRHC also acquired all of the outstanding subordinated loans of the Bank from Maglink Limited, a Cyprus limited company and Global Development LLP, a Kazakhstani limited liability company, as described in more detail below. The acquisitions of the ordinary shares, preferred shares and subordinated loans are collectively referred to herein as the “Bank Acquisition”.

The acquisition of the ordinary shares and the preferred shares was completed in accordance with the terms of the previously announced Ordinary Share Purchase and Sale Agreement, dated July 29, 2020, between Buyer and ForteBank (the “Ordinary Shares SPA”) and the Preferred Shares Sale and Purchase Agreement, dated September 17, 2020, between Buyer and Utemuratov (the “Preferred Shares SPA”) disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “Commission”) on August 3, 2020, as amended by the Company’s Amended Current Report on Form 8-K/A filed with the Commission on September 23, 2020.

In connection with the closing of the Preferred Shares SPA, on December 23, 2020, FRHC completed the acquisition of three outstanding subordinated loans of the Bank from Global Development and one outstanding subordinated loan of the Bank from Maglink Limited. These four subordinated loans are collectively referred to herein as the “Subordinated Loans”. Each of the Subordinated Loans was assigned by its current holder to FRHC pursuant to an assignment agreement identified in the following table. The terms and conditions of each of the four assignment agreements are materially the same except as described in the following table.

	Assignment Agreement of the Subordinated Loan Agreement Dated 20.06.2011 No. 2	Assignment Agreement of the Subordinated Loan Agreement Dated 23.06.2011 No. 4	Assignment Agreement of the Subordinated Loan Agreement Dated 30.06.2016 No. 5	Assignment Agreement of the Subordinated Loan Agreement Dated 21 June 2011

Assignor	Global Development LLP	Global Development LLP	Global Development LLP	Maglink Limited
Assignee	FRHC	FRHC	FRHC	FRHC
Debtor	Bank	Bank	Bank	Bank
Loan Currency Denomination	KZT	KZT	KZT	USD
Loan Principal Amount(1)	$3,377,820	$118,938	$4,020,795	$2,000,000
Accrued but Unpaid Interest at 12/22/2020(1)	$1,943	$4,174	$87,907	$11,758
Consideration Paid for Assignment to FRHC	$3,379,763	$123,112	$4,108,702	$2,011,758
Maturity Date	24 July 2033	24 July 2033	24 July 2033	20 June 2033

(1)
Loan principal amounts and accrued but unpaid interest amounts of the Subordinated Loans included in this table are as of December 22, 2020, the date payment to Global Development and Maglink Limited was originated. For purposes of this table, loans denominated in KZT have been converted to U.S. dollar equivalent amounts based on the KZT to U.S. dollar conversion rate on December 22, 2020, of 420.3895 KZT to $1, as reported by the Central Bank of Russia on its website www.cbr.ru.

Pursuant to the terms and conditions of the assignment agreements identified in the foregoing table (the “Assignment Agreements”), the respective loan holder (assignor) has assigned it respective loan or loans to FRHC (assignee) in exchange for the consideration. Each loan holder has assigned all of its rights under its applicable loan agreement with the Bank (debtor) to FRHC, including the right to demand payment of the loan principal amount, all accrued but unpaid interest, all other fees and amounts incurred under the loan agreements, and performance by the Bank of all other obligations under the loan agreements. The Assignment Agreements assign to FRHC all rights of the Global Development and Maglink Limited under the loan agreements. Pursuant to the Assignment Agreements, Global Development and Maglink Limited each warranted that its respective loan agreements were properly approved and are valid and enforceable, and that each is the respective legal owner of the rights under its respective loan agreements and that those right are not subject to claims of third parties. Should a party to an Assignment Agreement fail to fulfill its obligations under such Assignment Agreement, the defaulting party is required to pay default interest of 0.1% daily of any unpaid amount up to an aggregate of 10%. FRHC has agreed to pay on behalf of Global Development and Maglink Limited any tax or other mandatory charges incurred by them in connection with the assignments, to ensure Global Development and Maglink Limited each receive the full amount of consideration set forth in the respective Assignment Agreements. FRHC has the right to apply international treaties to avoid double taxation to decrease any amounts owed to Global Development and or Maglink Limited for any tax or other mandatory charges incurred by sellers in connection with the assignments. The Assignment Agreements are governed by the laws of the Republic of Kazakhstan and any legal disputes will be resolved by the courts of the Republic of Kazakhstan.

The total purchase price of the Bank Acquisition was $52,909,575, which was paid in cash.

The foregoing description of the Ordinary Shares SPA, the Preferred Shares SPA and the Assignment Agreements and the transactions contemplated by those agreements (including, without limitation, the Bank Acquisition) in this Current Report on Form 8-K are only summaries and are qualified in their entirety by reference to the complete text of the (i) Ordinary Shares SPA, which was attached as Exhibit 2.01 to the Company’s Current Report on Form 8-K filed with the Commission on August 3, 2020, (ii) Preferred Shares SPA, which was attached as Exhibit 2.02 to the Company’s Amended Current Report on Form 8-K/A filed with the Commission on September 23, 2020, and (iii) Assignment Agreements, which are attached as Exhibits 2.03, 2.04, 2.05 and 2.06, respectively, to this Current Report on Form 8-K, all of which are hereby incorporated by reference into this Item 2.01.

Special Note About Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking” statements. All forward-looking statements are subject to uncertainty and changes in circumstances. Forward-looking statements are not guarantees of future results or performance and involve risks, assumptions and uncertainties that could cause actual events or results to differ materially from the events or results described in, or anticipated by, the forward-looking statements. Factors that could materially affect such forward-looking statements include economic, business and regulatory risks and other factors identified in FRHC’s periodic and current reports filed with the Commission. All forward-looking statements are made only as of the date of this Current Report on Form 8-K and FRHC assumes no obligation to update forward-looking statements to reflect subsequent events or circumstances. Readers should not place undue reliance on these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

Financial Statements of Business Acquired

FRHC intends to file all financial statements and pro forma financial information required by this item, if any, by an amendment to this Current Report on Form 8-K to be filed within the 75-day time period required by the applicable SEC regulations.

Exhibits

Exhibit No.	Exhibit Description

2.01	Bank Kassa Nova JSC (Subsidiary Bank of ForteBank JSC) Ordinary Share Purchase and Sale Agreement, dated July 29, 2020, by and between ForteBank JSC and Freedom Finance JSC(1)
2.02
Preferred Shares Sale and Purchase Agreement of Bank Kassa Nova Joint-Stock Company (Subsidiary Bank of ForteBank Joint-Stock Company), dated September 17, 2020, by and between Mr. Bulat Zhamitovich Utemuratov and Freedom Finance JSC(2)

2.03	Assignment Agreement of the Subordinated Loan Agreement Dated 20.06.2011 No. 2, dated 20 December 2020, between Freedom Holding Corp. and Global Development Limited Liability partnership(3)
2.04	Assignment Agreement of the Subordinated Loan Agreement Dated 23.06.2011 No. 4, dated 20 December 2020, between Freedom Holding Corp. and Global Development Limited Liability partnership(3)
2.05	Assignment Agreement of the Subordinated Loan Agreement Dated 30.06.2016 No. 5, dated 20 December 2020, between Freedom Holding Corp. and Global Development Limited Liability partnership(3)
2.06	Assignment Agreement of the Subordinated Loan Agreement Dated 21 June 2011, dated 20 December 2020, between Freedom Holding Corp. and Maglink Limited(3)

(1)
Incorporated by reference to Exhibit 2.01 to the Current Report on Form 8-K filed with the Commission on August 3, 2020.
(2)
Incorporated by reference to Exhibit 2.02 to the Amended Current Report on Form 8-K/A filed with the Commission on September 23, 2020.
(3)
Certain portions of this exhibit (indicated by “[***]”) have been omitted in accordance with Regulation S-K Item 601(a)(6).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM HOLDING CORP.

Date: December 29, 2020	By:	/s/ Evgeniy Ler
Evgeniy Ler
Chief Financial Officer